UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant  |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

  |_|  Preliminary proxy statement.

  |_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

  |X|  Definitive proxy statement.

  |_|  Definitive additional materials.

  |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             HOME PORT BANCORP, INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

         --------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required

     |_| Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

 --------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

 --------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth theamount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------

     (5) Total fee paid:

         --------------------------------------------------------------

       |_| Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

         --------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------

     (3) Filing Party:

         --------------------------------------------------------------

     (4) Date Filed:

         --------------------------------------------------------------

                             HOME PORT BANCORP, INC.
                         104 PLEASANT ST., P.O. BOX 988,
                         NANTUCKET, MASSACHUSETTS 02554
                                 (508) 228-0580
Dear Stockholder:

      We cordially invite you to attend the Annual Meeting of the Stockholders of Home Port Bancorp, Inc. (the "Corporation") to be held at the Harbor House, South Beach, Nantucket, Massachusetts, on Friday, May 12, 2000, at 10:00 a.m.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation as well as representatives of KPMG LLP, the Corporation's independent auditors, will be present to respond to any questions stockholders may have.

      ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.



                                                    Sincerely,


                                                    Karl L. Meyer
                                                    Chairman of the Board

                             HOME PORT BANCORP, INC.
                               104 PLEASANT STREET
                         NANTUCKET, MASSACHUSETTS 02554
                                 (508) 228-0580


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 2000




      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Home Port Bancorp, Inc. (the "Corporation") will be held at the Harbor House, South Beach Street, Nantucket, Massachusetts on Friday, May 12, 2000, at 10:00 a.m. (the "Meeting") to consider and act upon the following matters:

      1. To elect two (2) Directors;

      2. To ratify the action of the Directors in selecting KPMG LLP as auditors for the Corporation;

      3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 31, 2000, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person or if you revoke the proxy prior to the Meeting.



                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            ROBERT J. MCKAY
                                            SECRETARY




Nantucket, Massachusetts
April 12, 2000

IMPORTANT: THE PROMPT RETURN OF YOUR PROXY WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                             HOME PORT BANCORP, INC.
                               104 PLEASANT STREET
                         NANTUCKET, MASSACHUSETTS 02554
                                 (508) 228-0580


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 2000


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Home Port Bancorp, Inc. (hereinafter called the "Corporation"), the holding company of Nantucket Bank (hereinafter called the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (hereinafter called the "Meeting") which will be held at the Harbor House, South Water Street, Nantucket, Massachusetts, on Friday, May 12, 2000 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 12, 2000.


                              REVOCATION OF PROXIES


      Any stockholder who executes a proxy retains the right to revoke it at any time prior to the Meeting. Unless revoked, the shares represented by such a proxy will be voted at the Meeting and all adjournments thereof. A proxy may be revoked by sending written notice prior to the Meeting to the Secretary of the Corporation at the address shown above or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy given by a stockholder will not be voted if the stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for Directors set forth below and for the ratification of the selection of KPMG LLP as the Corporation's auditors for the fiscal year 2000. The form of proxy confers discretionary authority on the persons named therein to vote on all matters which properly come before the Meeting to the fullest extent permitted by applicable laws and regulations. The Board of Directors is not aware of any other business that may come before the Meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      Stockholders of record as of the close of business on March 31, 2000 are entitled to one vote for each share then held. On that date, the Corporation had 1,841,890 shares of common stock issued and outstanding (the "Common Stock").

      The following table sets forth, as of March 10, 2000, the shares of Common Stock beneficially owned by each Director of the Corporation, each executive officer named in the Summary Compensation Table, all executive officers and Directors as a group, and each person who was the beneficial owner of more than 5% of the Corporation's Common Stock, based on information supplied by its transfer agent and filings made with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. Persons and groups owning in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934.



Name and Address                      Amount and Nature of             Percent of Shares of
of Beneficial Owners                  Beneficial Ownership (1)         Common Stock Outstanding
--------------------------------------------------------------------------------------------------
Karl L. Meyer                              164,500 (2)                       8.93%
Director, President and CEO
60 Arch Street
Greenwich, CT 06830

William P. Hourihan, Jr.                    28,328 (3)                       1.54%
Director and Senior Vice President
16 Hawthorne Lane
Nantucket, MA 02554

Philip W. Read                               4,248 (4)                         *
Director
14 Sherburne Turnpike
Nantucket, MA 02554-3422

Charles F. DiGiovanna                       19,900 (5)                       1.08%
Director
170 Dolphin Cove Quay
Stamford, CT 06902

Charles H. Jones, Jr.                      112,000 (6)                       6.08%
Director
1801 South Flagler Drive
West Palm Beach, FL 33401

Robert Trevisani                            21,975 (7)                       1.19%
Director
45 Cliff Rd
Weston, MA 02493

Robert J. McKay                             14,000 (8)                         *
Director and Secretary
7 Stanwich Road
Greenwich, CT 06830

John M. Sweeney                              1,100                             *
Treasurer & Chief Financial Officer
14 Pine Crest Drive
Nantucket, MA 02554
--------------------------------------
All Executive Officers and                 366.051                        19.87%
Directors as a group (8 persons)

Fidelity Management &   (9)
Research Corp.
One Federal Street                         149,100                           8.09%
Boston, MA  02109

Ruane, Cunniff & Co., Inc. (9)             111,250                           6.04%
1370 Avenue of the Americas
New York, NY 10014

Edge Partners, L.P. (9)                    110,000                           5.97%
P.O. Box 7511
1129 Broad Street
Shrewsbury, NY 07702

*= less than 1%

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Includes 7,500 shares held by Mr. Meyer as a custodian or trustee for his son, over which shares Mr. Meyer effectively exercises sole or shared voting and investment power.

(3)  Includes 2,731 shares of Common Stock owned by Mr. Hourihan's spouse.

(4) Includes 1,948 shares of Common Stock jointly held by Mr. Read and his wife. Also includes 300 shares of Common Stock jointly owned by Mr. Read with his mother in which he has a beneficial interest. Also includes an aggregate of 2,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 3,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested.

(5) Includes an aggregate of 2,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 3,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested.

(6) Includes an aggregate of 2,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 3,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested. Includes an aggregate of 110,000 shares of Common Stock that are owned by Edge Partners, L.P., a partnership in which Edge Capital Management, Inc., an entity controlled by Mr. Jones, is Managing Partner.

(7) Includes 8,000 shares held by Commonwealth Charitable Fund, Inc. ("CCF"), of which Mr. Trevisani is the President and a Director. Mr. Trevisani has voting control over CCF's shares, but disclaims any beneficial ownership in them. Also includes 700 shares held jointly by Mr. Trevisani with his mother, over which he exercises voting control but disclaims any beneficial interest therein. Includes an aggregate of 1,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 4,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested.

(8) Includes an aggregate of 2,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 3,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested. Does not include 5,300 shares of Common Stock owned by Mr. McKay's spouse, in which Mr. McKay disclaims beneficial ownership.

(9) Based solely on filings made by the person, entity or group with the Securities and Exchange Commission.


                       PROPOSAL I - ELECTION OF DIRECTORS


      The Corporation's Board of Directors is currently composed of seven members. The Corporation's Certificate of Incorporation provides for three classes of Directors to be elected for terms of three years, approximately one third of whom are to be elected annually.

      Two Class I Directors will be elected at the Annual Meeting, each to serve for a three year period or until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as Class I Directors William P. Hourihan, Jr. and Karl L. Meyer, each of whom is currently a member of the Board. The Directors recommend a vote "FOR" the nominees for Class I Directors. It is intended that the persons named in the proxies solicited by the Board will vote "FOR" the election of the named nominees unless contrary instruction is given. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth, as of March 10, 2000, for each nominee, and for each Director continuing in office, his name, age, and the year of expiration of his proposed or current term as a Director.

      The Certificate of Incorporation does not provide for cumulative voting, and a simple majority of the shares present, entitled to vote and voting in person or by proxy may elect Directors.

                                            YEAR
                                           FIRST                  CURRENT           POSITION
                                          ELECTED                 TERM TO             WITH
NAME                          AGE        DIRECTOR                 EXPIRE           CORPORATION
----                          ---        --------                 ------           -----------
                           BOARD NOMINEES FOR TERM TO EXPIRE IN 2003
--------------------------------------------------------------------------------------------------------------

                                             CLASS I
--------------------------------------------------------------------------------------------------------------

William P. Hourihan, Jr.      52            1987                   2000          Senior Vice President and
                                                                                  Director and President &
                                                                                  C.E.O. of the Bank
Karl L. Meyer                 62            1991                   2000          Chief Executive Officer,
                                                                                  Chairman and President


                                DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------------------------------------


                                             CLASS II
--------------------------------------------------------------------------------------------------------------

Charles H. Jones, Jr.         66            1992                   2001
Robert A. Trevisani           66            1999                   2001
Robert J. McKay               67            1992                   2001          Secretary

                                             CLASS III
--------------------------------------------------------------------------------------------------------------

Charles F. DiGiovanna         59            1992                   2002
Philip W. Read                63            1987                   2002          Chairman of the Board
                                                                                    of the Bank


     The principal occupation of each nominee and Director of the Corporation for the last five years is set forth below.

Charles F. DiGiovanna is a private investor. From 1991 thru 1998, Mr. DiGiovanna was the President and CEO of Continental Plastic Container, Inc., a privately held plastic container manufacturer. From 1990 to 1991, Mr. DiGiovanna served as President of Consulting C.F.D., Inc., a market consulting company. From 1985 to 1989, Mr. DiGiovanna served as President of Darom Corporation, a privately held telecommunications company.

         William P. Hourihan, Jr. has been employed by the Bank since 1971. Since October 2, 1992, he has served as President of the Bank, in which capacity he is responsible for overseeing the Bank's operations.

         Charles H. Jones, Jr. is Secretary and Treasurer of Edge Capital Management, Inc., General Partner of Edge Partners, L.P. since December, 1999. Mr. Jones was Managing Partner of Edge Partners L.P., an investment company, from 1987 to December, 1999.

         Robert J. McKay has been a principal of R.J. McKay & Associates, a management consulting firm, since 1968.

         Karl L. Meyer has served as Chairman of the Board, Chief Executive Officer and President of the Corporation since July, 1992. Mr. Meyer also serves as Managing Director of Diogenes Management Company, a company which provides investment advisory services to Diogenes Investments, Ltd., a company which invests in a wide range of transactions in the tanker shipping industry. From 1986 to 1989, Mr. Meyer was the Chairman of the Board and Chief Executive Officer of Marine Transport Lines, Inc., a privately held commercial shipping company.

         Philip W. Read has served as the President, General Manager and an owner of Jared Coffin House, Inc., an inn and restaurant located on Nantucket, since 1966.

      Robert A. Trevisani has been a partner with the law firm of Gadsby Hannah LLP since 1966. Mr. Trevisani also serves as President of the Commonwealth Charitable Fund, Inc., a non-profit organization that promotes education by assisting qualified students with tuition grants. He is an adjunct Professor of

Law at the Boston College Law School since 1997 and served as Adjunct Professor of Law at the Boston University Graduate School of Law from 1972 to 1996.


                Meetings and Committees of the Board of Directors

      The Board of Directors of the Corporation conducts its business through meetings of the Board and its various committees. During the year ended December 31, 1999, the Board of Directors held five (5) meetings. No current Director of the Corporation attended fewer than 75% of the combined total meetings of the Board of Directors and of each committee on which such Board member served during this period.

      The Corporation has an Executive Committee consisting of Directors Meyer, DiGiovanna and Read. The Executive Committee meets as necessary, when the full Board of Directors is unable to meet, and exercises general control and supervision of all matters pertaining to the interests of the Corporation, subject to the direction of the Board of Directors. All actions taken by the Executive Committee are reviewed and ratified by the full Board of Directors at the next regular Board meeting. This committee did not hold any meetings during the year ended December 31, 1999.

      The Corporation has an Auditing Committee consisting of Directors Trevasani, McKay and Read. The Auditing Committee meets a minimum of five (5) times per year to review internal financial reports prepared by the management of the Corporation and the Bank and financial and auditing reports of the independent auditors. This committee held five (5) meetings during the year ended December 31, 1999.

      The Corporation has a Nominating Committee consisting of Directors Trevisani, Jones and Hourihan. The Nominating Committee meets at least once per year to formulate a slate of Directors for presentation for election at the annual meeting. The Nominating Committee will consider all nominees for election to the Board of Directors recommended to it by stockholders. Stockholders may directly make nominations for the election for directors by complying with the procedures set forth in Article XI of the Certificate of Incorporation of the Corporation. The Nominating Committee met two (2) times during 1999 to nominate the Directors to be voted on at the Meeting.

      The  Corporation  has a  Compensation  Committee  consisting  of Directors
McKay, DiGiovanna and Jones for the calendar year 1999. The Compensation Committee meets at least twice during the year to review the compensation of the Bank's six most highly compensated officers, any incentive bonus plans offered by the Bank and any changes in the Bank's benefit plans. This committee held seven (7) meetings during the year ended December 31, 1999.


                             Directors' Compensation


         Each  Director  of the  Corporation,  except  for  Mr.  Meyer  and  Mr.
Hourihan, is paid an annual retainer of $7,500 and receives $1,500 for each Board of Directors meeting attended. Members of the Executive, Nominating, and Auditing Committees, except Messrs. Meyer and Hourihan, receive $750 for each committee meeting attended. Mr. Meyer is paid $1,000 monthly against office expenses.


      Effective May 1, 1998, the Corporation's Board of Directors adopted the Home Port Bancorp, Inc. Directors Restricted Stock Option Plan ("Plan"). The

Plan authorizes the grant of non-qualified stock options to "Participants", who are defined as Directors of the Corporation, but who are not employees or paid consultants. The Plan is administered by the Corporation's Compensation Committee, which must include at least two non-employee members of the Corporation's Board of Directors. A total of 50,000 shares of the Corporation's Common Stock ("Common Stock") have been reserved for issuance under the Plan (the Plan was amended in March of 1999 to increase the number of options reserved under the Plan from 25,000 to 50,000 shares of Common Stock and certain other non-material amendments). Options are granted pursuant to a formula. The formula provides that each incumbent member of the Corporation's Board of Directors be offered a grant of options to purchase up to 5,000 shares of Common Stock, 20% of which vest upon grant, with the remainder vesting ratably over the next four years. Options are to be granted at fair market value, calculated by averaging the bid and ask price of the Common Stock over the twenty trading days prior to the date of the grant. Options expire ten years from the date of grant. In the event of a change of control, as defined in the Plan, all options granted under the Plan shall immediately become fully vested.

      As of December 31, 1999, options to purchase 30,000 shares of Common Stock were outstanding, of which 15,000 shares were vested. Stock option plan activity is summarized in the following table:


                               Shares Under      Option    Weighted Average
                                  Option         Prices    Exercise Price
                                  ------         ------    --------------
Balance December 31, 1998          25,000       $26.474       $26.474
   Granted                          5,000       $22.322       $22.322
   Exercised                          ---           ---           ---
   Cancelled                          ---           ---           ---
                                   ------                     -------
  Balance December 31, 1999        30,000                     $25.782
                                   ======                     =======

                             EXECUTIVE COMPENSATION

      The following table sets forth for the fiscal years ended December 31, 1999, 1998 and 1997, certain information as to the compensation earned by the Chief Executive Officer of the Corporation and the executive officers who earned total salary and bonus in excess of $100,000 during the year ended December 31, 1999 for services in all capacities to the Corporation and the Bank.

                           SUMMARY COMPENSATION TABLE

                                                Annual Compensation                Long-Term Compensation
                                              ---------------------------   -------------------------------------
                                                                                    Awards             Payouts
                                                                            ----------------------   ------------
             Name                                                 Other                 Securities
    And Principal Position                                        Annual    Restricted  Underlying                 All Other
                                                                 Compen-      Stock      Options/       LTIP        Compen-
             (a)                 Year      Salary      Bonus      sation     Award(s)      SARs        Payouts      sation
                                            ($)         ($)        ($)         ($)          (#)          ($)          ($)
                                  (b)       (c)         (d)        (e)         (f)          (g)          (h)          (j)
------------------------------- -------- ----------- ---------- ----------- ----------- ------------ ------------ ------------
Karl L Meyer,                    1999    $ 120,000              $12,000(1)
   Chairman, Chief Executive     1998    $ 101,667              $12,000(1)
   Officer and President         1997    $  65,000              $12,000(1)
------------------------------- -------- ----------- ---------- ----------- ----------- ------------ ------------ ------------
William P. Hourihan, Jr.         1999    $ 136,327   $41,438
   Senior Vice President, and    1998    $ 128,483   $30,375    $ 5,300(2)
   Director and President of     1997    $ 121,164   $39,329
   the Bank
------------------------------- -------- ----------- ---------- ----------- ----------- ------------ ------------ ------------
John M. Sweeney                  1999    $  90,423   $17,691
   Treasurer and Chief
   Financial Officer
------------------------------- -------- ----------- ---------- ----------- ----------- ------------ ------------ ------------

(1)  Represents office expense reimbursements.

(2) Represents a one-time distribution of shares of N.Realty Corp., a subsidiary of the Bank which has elected to be taxed as a real estate investment trust, plus cash to reimburse Mr. Hourihan for any personal income tax owed as a result of such distribution.


      On May 1, 1998 the Corporation entered into a Consulting Agreement ("Agreement") with the Chairman of the Board of Directors ("Chairman"), who also holds the titles of President and Chief Executive Officer. The terms of the Agreement stipulate that the Chairman shall provide consulting services to the Corporation in his capacity as President, Chief Executive Officer and Chairman of the Board of Directors for a three year term commencing May 1, 1998 and ending on April 30, 2001. The term shall automatically be extended for a one-year period beyond the then effective expiration date on May 1st of each year commencing on May 1, 1999 unless the Corporation notifies the Chairman of its intention not to continue the Agreement. The Chairman shall receive an annual consulting fee of $120,000, an annual reimbursement of $12,000 for office expenses, and direct reimbursement of all other reasonable business expenses. This Agreement may be terminated by the Board of Directors at any time for cause. Should certain events constituting a change in control occur, the Corporation shall pay the Chairman a lump sum payment consisting of the aggregate amount payable under the Agreement had he continued to provide services for the remainder of the term of the Agreement.

                        Report of Compensation Committee


      The Compensation Committee, composed of Messrs. DiGiovanna, McKay and Jones in fiscal 1999, is responsible for establishing the policies that govern base salary, as well as short and long-term incentives for the Corporation's senior management team.

      The Committee believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive; (ii) short-term bonus incentives for management to meet the Corporation's net income performance goals; and (iii) long-term incentive compensation for Directors in the form of stock options which will encourage the Board to continue to focus on stockholder return.

      The Committee's goal is to use compensation policies to closely align the interests of management, including attainment of certain short-term performance goals, with the interests of stockholders in building long-term value for the Corporation's stockholders. The Committee will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and take into account factors which are unique to the Corporation.

      Compensation of the Chief Executive Officer. The Compensation Committee has reviewed and approved the annual compensation of Karl L. Meyer, the Chairman as well as President and Chief Executive Officer of the Corporation. The Chairman receives an annual consulting fee of $120,000, an annual reimbursement of $12,000 for office expenses and direct reimbursement of all other reasonable business expenses under the terms of a Consulting Agreement dated May 1, 1998. The Board and Committee are of the opinion that the level of effort, commitment and solid leadership consistently provided by Mr. Meyer in fulfillment of his functions as Chairman of the Board and Chief Executive Officer of the Corporation clearly indicate the reasonableness of the compensation paid for his services.

                       1999 Compensation Committee:

                                Charles F. DiGiovanna
                                Robert J. McKay
                                Charles H. Jones, Jr.

           Compensation Committee Interlocks and Insider Participation


         Charles F. DiGiovanna, Robert J. McKay and Charles H. Jones, Jr. served as members of the Compensation Committee during 1999. Neither Mr. DiGiovanna nor Mr. Jones has been an officer or employee of either the Corporation or the Bank at any time. Mr. Read has not been an officer or employee of the Corporation at any time. He is Chairman of the Board of Directors of the Bank. As such, he is entitles to the receipt of standard compensation for these duties and as a member of certain Bank committees. No person serving on the Board of Directors is an executive officer of another entity for which for which an executive officer of the Corporation serves on the board of directors or on that entity's compensation committee.

                                Performance Graph


                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]

                                                        Period Ending
                                -------------------------------------------------------------
Index                           12/31/94   12/31/95  12/31/96  12/31/97   12/31/98   12/31/99
---------------------------------------------------------------------------------------------
Home Port Bancorp, Inc.          100.00     125.04    184.55    269.31      294.70     326.51
S&P 500                          100.00     137.58    169.03    225.44      289.79     350.78
SNL $250M - $500M Thrift Index   100.00     139.58    164.88    267.66      226.71     246.21

               RELATIONSHIPS AND TRANSACTIONS WITH THE CORPORATION

      The Bank makes and has made loans to certain of its Directors and officers, one of whom is also a Director of the Corporation, or to persons or business entities affiliated with them. All such loans have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that such loans do not involve more than the normal risk of collectibility or present other unfavorable features. Loans or other extensions of credit to Directors, principle officers, including their related interests, exceeding $50,000 are approved by the Bank's Board of Directors. In accordance with Massachusetts law, these loans are reported annually to the Massachusetts Commissioner of Banks.

                               EXECUTIVE OFFICERS

      The principal occupation of each executive officer of the Corporation for the last five years is set forth below.
         William P. Hourihan, Jr., 52, has been employed by the Bank since 1971. Since October 2, 1992, he has served as President of the Bank, in which capacity he is responsible for overseeing the Bank's operations.
      Robert J. McKay, 67, has been a principal of Robert J. McKay Associates, a management consulting firm, since 1968.
      Karl L. Meyer, 62, has served as Chairman of the Board, Chief Executive Officer and President of the Corporation since July, 1992. Mr. Meyer also serves as Managing Director of Diogenes Management Company, a company which provides investment advisory services to Diogenes Investments, Ltd., a company which invests in a wide range of transactions in the tanker shipping industry. From 1986 to 1989, Mr. Meyer was the Chairman of the Board and Chief Executive Officer of Marine Transport Lines, Inc., a privately held commercial shipping company.
         John M.  Sweeney,  44,  has  served as  Treasurer  and Chief  Financial
Officer of the Corporation, and Senior Vice President and Chief Financial Officer of the Bank, since September 1995. From January 1995 to August 1995, Mr. Sweeney served as Vice President of Citizens Bank of Massachusetts. From May 1989 to January 1995, Mr. Sweeney was Vice President and Controller of Quincy Savings Bank.


          PROPOSAL II - RATIFICATION OF CHOICE OF INDEPENDENT AUDITORS


      The Board of Directors has selected KPMG LLP, independent auditors, to audit the financial statements of the Corporation for the 2000 fiscal year. In accordance with a resolution of the Board of Directors, this selection is being presented to the stockholders for ratification at the Meeting.

      KPMG LLP has no direct or indirect material financial interest in the Corporation or the Bank. Representatives of KPMG LLP are expected to be present at the Meeting and will be given the opportunity to make a statement on behalf of KPMG LLP if they so desire. The representatives also will be available to respond to questions raised by those in attendance at the Meeting.

      Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. Ratification by the stockholders is not required. If the proposal is not approved by the stockholders, the Board of Directors will not change the appointment for fiscal 2000, but will consider the stockholder vote in appointing auditors for fiscal 2001. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                VOTING PROCEDURES

      This proxy statement and the accompanying proxy card are being mailed to stockholders commencing on or about April 12, 2000. The accompanying proxy is solicited by the Board of Directors of Home Port Bancorp, Inc. (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on May 12, 2000, and any adjournment or adjournments thereof.

      When a proxy is returned properly signed, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. You are urged to specify your choices on the enclosed proxy card. If a proxy is signed and returned without specifying choices, the shares will be voted "FOR" proposals 1, and 2 and 3 in the discretion of the persons named as proxies in the manner they believe to be in the best interests of the Corporation as to other matters that may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Meeting by written notice to the Corporation, by oral notice to the Secretary at the meeting or by submitting a later dated proxy.

      Each outstanding share of the Corporation's Common Stock is entitled to one (1) vote.

      Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on Proposal 2, as well as "broker non-votes", discussed below, count toward establishing the presence of a quorum. Under the By-laws of the Corporation, one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, constitutes a quorum.

      Assuming the presence of a quorum, Directors of the Corporation are elected by a majority vote of the shares of Common Stock present in person or represented by proxy and voting in the election of Directors. Shares may be voted for or withheld from each nominee for election as a Director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and will have no effect on the election of Directors of the Corporation.

      Assuming the presence of a quorum, Proposal 2 must be approved by affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Shares represented by proxies which are marked "abstain" for Proposal 2 on the proxy card and proxies which are marked to deny discretionary authority on other matters will not be included in the vote totals for this item and, therefore, will have no effect on the vote.

      Under applicable rules, brokers who hold shares of the Corporation's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. Proposal 1, the uncontested election of directors, and Proposal 2, the ratification of independent auditors, are "routine" matters for this purpose. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") that action is called a "broker non-vote" as to that matter. Broker "non-votes" with respect to "routine" matters such as Proposals 1 and 2 on the agenda for this Meeting are not counted in determining the number of votes cast with respect to the matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this Meeting of the Corporation's stockholders, shares represented by such proxy card would be voted for the election of the director nominees and for the ratification of the independent accountants.

      The Board of Directors has fixed March 31, 2000, as the record date for the Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Meeting. On the record date, there were 1,841,890 shares of Common Stock (each of which is entitled to one vote) of the Corporation issued and outstanding. The holders of Common Stock do not have cumulative voting rights.

                                  Miscellaneous

      The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, Directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation. The Corporation has retained Innisfree M & A Incorporated to assist in the solicitation of proxies at a cost not to exceed $6,000 plus reimbursement of certain related expenses.

      The Corporation's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record concurrently with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

      Compliance with Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any written representation from reporting persons that no Form 5 is required, the Corporation hereby reports that there were no delinquent filings under Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1999.


                              Stockholder Proposals


      In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 104 Pleasant Street, Nantucket, Massachusetts 02554, no later than December 23, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


                                    Form 10-K


      A COPY OF THE CORPORATION'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HOME PORT BANCORP, INC. 104 PLEASANT STREET, P.O. BOX 988, NANTUCKET, MASSACHUSETTS 02554.

                                 REVOCABLE PROXY
                             HOME PORT BANCORP, INC.



            [X]  PLEASE MARK VOTES AS IN THIS EXAMPLE



                               ANNUAL MEETING OF STOCKHOLDERS
                                        MAY 12, 2000

                 This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Charles H. Jones, Jr. and Robert J. McKay, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Home Port Bancorp, Inc. held of record by the undersigned on March 31, 2000, at the Annual Meeting of Stockholders to be held on May 12, 2000 or any adjournment or adjournments thereof.


      1. Election of Directors

         William P. Hourihan, Jr.
         Karl L. Meyer


                                           WITH-           FOR ALL
                      [   ] FOR      [   ] HOLD      [   ] EXCEPT



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. Ratification of selection of KPMG LLP as independent auditors for the fiscal year 2000:

                      [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" Proposals 1 and 2.

Please sign exactly as your name appears on this card. When shares are held as joint tenants, both tenants should sign. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

          Please be sure to sign and date this Proxy in the box below.



                    ----------------------------------------
                                      Date


                    -----------------------------------------
                             Stockholder sign above


                    -----------------------------------------
                          Co-holder (if any) sign above



Detach above card, sign, date and mail in postage paid envelope provided.

                             HOME PORT BANCORP, INC.

                               PLEASE ACT PROMPTLY

                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY